VANGUARD
CONVERTIBLE
SECURITIES FUND


Semiannual Report - May 31, 1998


[PHOTO]


[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

     We recognize that it is our crew members--more than 7,000 highly motivated men and women--who form the cornerstone of our operations. We could not survive long--let alone prosper--without them. That's why we chose this fiscal year's fund reports to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

     But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

     They, along with the rest of our valiant crew, look forward to serving you in the years ahead.


[PHOTO]                                [PHOTO
John C. Bogle                          John J. Brennan
Senior Chairman                        Chairman & CEO


CONTENTS

A MESSAGE TO OUR SHAREHOLDERS ....................    1

THE MARKETS IN PERSPECTIVE .......................    3

REPORT FROM THE ADVISER ..........................    5

PORTFOLIO PROFILE ................................    6

PERFORMANCE SUMMARY ..............................    9

FINANCIAL STATEMENTS .............................   10


All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

     During the six months ended May 31, 1998, a vigorous financial environment that featured a surging stock market and solid returns from bonds helped drive Vanguard Convertible Securities Fund to a strong half-year performance. The Fund's +7.9% return outpaced both its comparative index and the average convertible securities mutual fund.

     The adjacent table shows the Fund's total return (capital change plus reinvested dividends) for the fiscal half-year as well as those of the average convertible securities fund and of our principal unmanaged benchmark, the Credit Suisse First Boston Convertible Securities Index. Also represented are the six-month returns for two relevant broad market indexes: the Standard & Poor's 500 Composite Stock Price Index and the Lehman Brothers Aggregate Bond Index.

--------------------------------------------------------------------------------
                                                               TOTAL RETURNS
                                                             SIX MONTHS ENDED
                                                               MAY 31, 1998
--------------------------------------------------------------------------------
Vanguard Convertible Securities Fund                             +  7.9%
--------------------------------------------------------------------------------
Average Convertible Securities Fund                              +  6.6%
--------------------------------------------------------------------------------
CS First Boston Convertible
   Securities Index                                              +  6.6%
--------------------------------------------------------------------------------
S&P 500 Index                                                    + 15.1%
Lehman Aggregate Bond Index                                      +  4.1
--------------------------------------------------------------------------------

       The Fund's return is based on a change in net asset value from $13.01 per share on November 30, 1997, to $12.48 per share on May 31, 1998, with the latter figure adjusted for dividends of $0.32 per share paid from net investment income and a distribution of $1.12 per share paid from net realized capital gains.

THE PERIOD IN REVIEW

The U.S. economy kept growing at a robust pace, inflation remained tame, and interest rates declined during the six months ended May 31. Consumer spending, fueled by plentiful jobs and rising wages, was the engine powering the economy. Stock prices advanced strongly through the first five months of the period, then retreated a bit during May. Large-capitalization stocks were the strongest performers, and the large-cap-dominated S&P 500 Index earned +15.1%, more than double the +6.5% return of the small-cap Russell 2000 Index.

     Bond investors also enjoyed solid returns during the six months. The Lehman Aggregate Bond Index, a good measure of the overall taxable bond market, returned +4.1%. Long-term bonds, which benefit more than other bonds from declining interest rates, did even better: the Lehman Long Corporate AA or Better Bond Index returned +5.6%.

     Yields on long-term U.S. Treasury bonds declined on balance during the half-year by approximately 25 to 30 basis points (0.25 to 0.30 percentage point). The yield on the 30-year Treasury bond ended the period at 5.80%, down from 6.05% on November 30, 1997, while rates on 3-month T-bills declined by 19 basis points, from 5.20% to 5.01%. The rate decline stemmed from remarkably good inflation news--consumer prices were up just 0.8% during the period--and a conviction among market participants that one consequence of Asia's continuing economic crisis would be to keep a lid on inflation and interest rates in the United States.

     Convertible Securities Fund earned a sound +7.9% for the period, outpacing by more than a full percentage point the +6.6% return for both the Fund's comparative index and the average convertible securities fund. The Fund benefited generally from the favorable climate of the U.S. markets. In addition, its reliance on relatively stable convertibles--compared with the more volatile common stocks that many convertible securities funds employ to supplement their portfolios--made it a particularly safe haven during the stormy last month of the half-year. Of course, because most convertible securities are issued by small- and medium-sized companies, their earnings growth generally fell short of results posted by their large-capitalization counterparts, which dominate the S&P 500 Index.

     Also responsible for Convertible Securities Fund's lead over its benchmarks was good security selection by its adviser, who excelled in deciding not only which convertible preferred stocks to hold but also, importantly, which to avoid.

IN SUMMARY

The excellent returns from financial markets during the first half of Convertible Securities Fund's fiscal year marked a continuance of a long-term bull market for stocks and bonds that began more than 15 years ago.

       Clearly, such superb returns will not continue indefinitely. There will be bumps along the road from time to time. History--and common sense--teach that to reap the rewards of financial markets, investors must endure risks that can be considerable. A balanced approach to investing--holding stocks, bonds, and cash reserves in proportions that fit each investor's time horizon, financial situation, and objectives--is a proven strategy for balancing the risks and rewards of the markets. We believe convertible securities--which offer greater income potential than stocks, greater appreciation potential than bonds, and a moderate exposure to overall risk--to be a sensible investment option, particularly in times of financial volatility.


/s/ JOHN C. BOGLE                      /s/ JOHN J. BRENNAN

John C. Bogle                          John J. Brennan
Senior Chairman                        Chairman and
                                       Chief Executive Officer

June 23, 1998

THE MARKETS IN PERSPECTIVE
Six Months Ended May 31, 1998

The U.S. financial markets turned in another excellent performance during the half-year ended May 31. The stock market's gains would have been good even for a full year, and the bond market chalked up solid returns.

     Consumer spending was the economy's locomotive. Americans spent freely on houses, automobiles, and just about everything else. Their spirits were buoyed by a very strong job market--the nation's unemployment rate was 4.3% in May, tying a 28-year low--and by higher wages (average hourly earnings in May were 4.3% higher than a year before). Growth in the consumer sector, which accounts for two-thirds of all economic activity, was more than enough to offset the negative effects of Asia's financial and economic crisis. A strong rise in the value of the U.S. dollar since mid-1997 in relation to most Asian currencies has cut into U.S. exports to Asia while lowering the cost of Asian goods for American buyers. The upshot is intensifying competition for U.S. companies, some of which have blamed the Asian crisis for reduced profits.

     The silver lining in the Asian cloud is that, by offsetting some of the strength elsewhere in the U.S. economy, it has reduced inflationary pressures. Ordinarily, low unemployment, rising wages, and a rapidly growing economy might be expected to push up consumer prices. But thanks in part to lower-priced Asian imports, inflation has been remarkably well behaved--the Consumer Price Index rose just 0.8% during the six months ended May 31. Benign inflation and a conviction that the Asian situation will keep the Federal Reserve Board from raising interest rates anytime soon allowed interest rates to decline.

--------------------------------------------------------------------------------
                                                        TOTAL RETURNS
                                                 PERIODS ENDED MAY 31, 1998
                                             -----------------------------------
                                             6 MONTHS      1 YEAR       5 YEARS*
--------------------------------------------------------------------------------
EQUITY
   S&P 500 Index                               15.1%        30.7%        22.2%
   Russell 2000 Index                           6.5         21.2         16.1
   MSCI EAFE Index                             16.2         11.4          9.8
--------------------------------------------------------------------------------
FIXED INCOME
   Lehman Aggregate Bond Index                  4.1%        10.9%         7.1%
   Lehman 10-Year Municipal Bond Index          3.8          9.3          6.9
   Salomon Brothers Three-Month
      U.S. Treasury Bill Index                  2.7          5.3          4.9
--------------------------------------------------------------------------------
OTHER
   Consumer Price Index                         0.8%         1.7%         2.5%
--------------------------------------------------------------------------------

*Annualized.

U.S. EQUITY MARKETS

Stock prices rose in each of the first five months of the period before declining in May. Gains were largest for large-capitalization stocks. The S&P 500 Index, which is dominated by large-cap stocks, earned a total return of 15.1%, while the rest of the stock market, as measured by the Wilshire 4500 Equity Index, returned 10.4%. The Russell 2000 Index, focusing on small-cap stocks, gained 6.5%.

     Stock prices were supported by declining interest rates and the surprisingly low inflation rate, which led to an expansion of price/earnings multiples investors were willing to pay for stocks. The news on corporate earnings, another key fundamental in stock valuation, was not so positive. Corporate earnings in the January-March quarter were up by less than 5% from the previous year, and securities analysts steadily reduced their estimates of earnings for the full year. Concern about meager growth in profits--partly because of increased competition from Asia--was a factor in the stock market's decline from record highs set in late April.

     The consumer spending boom was reflected in the stock market's performance. The best-performing sector was auto & transportation stocks. This segment of the S&P 500 Index earned 28.6% for the six months. The consumer discretionary sector, which makes up 10% of the Index, was up 23.0% for the half-year, and health-care stocks, which make up nearly 12% of the S&P 500, gained 22.2%. Lower oil prices were to blame for the two weakest sectors--integrated oil companies (up 8.2%) and the "other energy" group (down 6.3%).

U.S. FIXED-INCOME MARKETS

The decline in interest rates during the period meant that bond investors saw modest price increases along with their interest income. The Lehman Brothers Aggregate Bond Index, a yardstick for the overall taxable bond market, earned 4.1%, bringing its return over the past 12 months to 10.9%, a superb inflation-adjusted return of 9.2%. Bonds benefited from both an easing of inflation fears and, reportedly, from a "flight to quality" by Asian investors who some analysts believe bought U.S. Treasury securities to protect themselves from further declines in their currencies versus the U.S. dollar.

     The rate decline was more pronounced for longer-term bonds. While yields on 3-month Treasury bills declined 19 basis points (0.19 percentage point) during the half-year, yields on 10- and 30-year Treasuries fell by 32 and 25 basis points, respectively, to 5.55% and 5.80%. The flattening of the yield curve during the period signaled that market participants expect interest rates to remain stable or to decline further. No one knows whether that expectation will prove correct, but investors certainly are being paid very little to bear the higher risk of price fluctuations that comes with longer-term bonds. As of May 31, the yield on 10-year Treasuries was only 2 basis points higher than the 5.53% yield on 3-year Treasuries, even though the price of a 10-year note is three times more sensitive to changes in interest rates than that of a 3-year note.

INTERNATIONAL EQUITY MARKETS

Europe's stock markets made Wall Street's bull market look like a mere calf during the first half of the fiscal year, while Asian markets slumped under the weight of falling currencies and weakening economic activity. Overall, the Morgan Stanley Capital International Europe, Australasia, Far East Index rose 16.2% in U.S. dollar terms. Its European component was up a remarkable 29.7% in U.S. dollar terms and an even- stronger 32.7% in local currencies. A strengthening in the dollar versus other currencies slightly cut returns for American investors.

     Several factors were credited for Europe's bull market, including a recovery in economic activity across the continent and an increase in U.S.-style efforts to boost shareholder value, including share repurchases, corporate restructurings, and mergers. In addition, investors seemed pleased at the smooth progress toward the January 1, 1999, adoption by 11 countries of a common currency, the euro.

     In the Pacific, stock markets were, on balance, down 2.7% in local-currency terms. But a weakening of the Japanese yen and several other currencies versus the U.S. dollar resulted in a decline of 9.9% in U.S. dollar terms. Japan, the dominant Pacific Rim economy and stock market, officially acknowledged that its economy had fallen into a recession. A number of investors, analysts, and others criticized the Japanese government for being slow to adopt economic reforms and other measures to spur business activity.

REPORT FROM THE ADVISER

The first half of Vanguard Convertible Securities Fund's 1998 fiscal year was rewarding on both an absolute and relative basis. The Fund earned 7.9%, moderately above the 6.6% return achieved by both of our principal benchmarks, the average convertible securities fund and the unmanaged CS First Boston Convertibles Index.

     Several factors, some positive and others negative, influenced our first-half results. On the negative side, our few holdings in the technology sector were weak performers because of slowing demand for personal computers and Asia's continued economic turmoil. Our energy holdings also underperformed as oil prices slumped. Company-specific problems led to disappointments in two holdings: Sunbeam, which announced an earnings shortfall and is no longer a holding of the Fund; and Cendant, which disclosed accounting irregularities. Both convertibles held up exceptionally well given the sharp decline in their underlying equities, but they hurt our performance nevertheless.

     One positive influence on the Fund's return was our decision to take profits by selling some appreciated holdings that later declined. Among these were Time Warner, USA Waste Services, and International Paper. The other major positive factor in the Fund's performance was our very selective stance toward new issues. We passed on many issues that were statistically and fundamentally unattractive; several of these performed poorly after being issued.

     As we consider the market today, we believe convertible valuations remain reasonably cheap, given their combination of decent upside potential and relatively limited downside risk. These attributes were clearly demonstrated recently, as several convertibles significantly outperformed their underlying common stocks when the stock prices declined. We expect the equity market to remain volatile as debate continues over market and economic fundamentals, the probability of a deterioration of those fundamentals, and the current high valuations of many companies. In such an environment, investors may be attracted to convertible securities, which ordinarily provide reasonable protection in market downturns.

     In summary, we would stress three points: (1) we perceive a high level of uncertainty in the financial markets; (2) smaller stocks are selling at a discount to the S&P 500 stocks; and (3) most convertibles are cheap by statistical measures. For these reasons, we continue to feel that an investment in convertible securities is very appropriate.

Oaktree Capital Management LLC

June 10, 1998

INVESTMENT PHILOSOPHY

The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved by investing in a broadly diversified group of convertible securities that provide attractive combinations of current income and potential for price appreciation from their convertibility into common stock.

PORTFOLIO PROFILE
Convertible Securities Fund

This Profile provides a snapshot of the Fund's characteristics as of May 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 7 and 8.

FINANCIAL ATTRIBUTES
-----------------------------------------------------------
Number of Securities                                    99
Yield                                                 3.4%
Conversion Premium                                   35.3%
Average Weighted Maturity                        5.7 years
Average Coupon                                        4.2%
Average Quality                                         Ba
Average Duration                                 4.2 years
Foreign Holdings                                     10.2%
Turnover Rate                                        208%*
Expense Ratio                                       0.92%*
Cash Reserves                                         4.8%

*Annualized.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------------------
Aaa/AAA                                              0.0%
Aa/AA                                                0.0
A/A                                                  6.6
Baa/BBB                                             11.7
Ba/BB                                               13.3
B/B                                                 29.5
Less than B/B                                        8.0
Not Rated                                           30.9

-----------------------------------------------------------
Total                                              100.0%


VOLATILITY MEASURES
----------------------------------------------------------
                               CONVERTIBLE
                                SECURITIES         S&P 500
----------------------------------------------------------
R-Squared                             0.50            1.00
Beta                                  0.56            1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-----------------------------------------------------------
U.S. Filter Corp.                                      2.7%
Loews Corp.                                            2.4
WMX Technologies Inc.                                  2.1
Winstar Communications, Inc.                           1.9
Thermo Electron Corp.                                  1.9
Network Associates Inc.                                1.9
Healthsouth Corp.                                      1.8
APP Finance VII Mauritius                              1.8
Suiza Capital Trust II                                 1.7
Kmart Financing                                        1.7
-----------------------------------------------------------
Top Ten                                               19.9%

DISTRIBUTION BY MATURITY (% OF BONDS)
---------------------------------------------------------
Under 1 Year                                         0.0%
1-5 Years                                           50.2
5-10 Years                                          49.8
10-20 Years                                          0.0
20-30 Years                                          0.0
Over 30 Years                                        0.0
---------------------------------------------------------
Total                                              100.0%

SECTOR DIVERSIFICATION (% OF PORTFOLIO)
-------------------------------------------------------------------------------------------------------------------
                                                                MAY 31, 1997                     MAY 31, 1998
                                                          ---------------------------------------------------------
                                                           CONVERTIBLE SECURITIES           CONVERTIBLE SECURITIES
                                                          ---------------------------------------------------------
Auto & Transportation                                               5.6%                             6.2%
Consumer Discretionary                                             28.1                             25.8
Consumer Staples                                                    0.0                              3.9
Financial Services                                                 12.5                              8.9
Health Care                                                        10.2                             11.5
Integrated Oils                                                     0.0                              0.0
Other Energy                                                        8.4                              4.0
Materials & Processing                                              3.0                              2.8
Producer Durables                                                  11.3                             10.9
Technology                                                         14.0                             13.1
Utilities                                                           5.8                             11.1
Other                                                               1.1                              1.8
-------------------------------------------------------------------------------------------------------------------




AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by 1 percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.

AVERAGE WEIGHTED MATURITY. The average length of time until securities held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average weighted maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities.

CONVERSION PREMIUM. The average percentage by which the weighted average market price of the convertible securities held by a portfolio exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20% ($5 / $25 = 20%).

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by securities of companies based outside the United States.

NUMBER OF SECURITIES. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular security.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

SECTOR DIVERSIFICATION. The percentages of a portfolio's securities that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a portfolio has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a portfolio's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

PERFORMANCE SUMMARY

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely, so an investment in the Fund could lose money.


CONVERTIBLE SECURITIES FUND
TOTAL INVESTMENT RETURNS: JUNE 17, 1986-MAY 31, 1998
----------------------------------------------------------
               CONVERTIBLE SECURITIES FUND         FIRST
                                                   BOSTON*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
----------------------------------------------------------
1986          -2.0%       1.8%        -0.2%         1.6%
1987         -19.0        4.2        -14.8         -5.4
1988          11.4        7.4         18.8         16.5
1989          10.7        7.0         17.7         16.3
1990         -16.3        5.4        -10.9         -8.7
1991          21.7        7.5         29.2         24.6
1992          19.9        6.1         26.0         21.7
1993           9.5        4.4         13.9         19.2
1994          -8.5        4.1         -4.4         -3.9
1995          11.9        5.2         17.1         24.0
1996           9.9        5.0         14.9         15.3
1997          10.6        4.2         14.8         15.4
1998**         5.2        2.7          7.9          6.6
----------------------------------------------------------

 *CS First Boston Convertible Securities Index.

**Six months ended May 31, 1998.

See Financial Highlights table on page 15 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1998*
--------------------------------------------------------------------------------------------------------------------------
                                                 INCEPTION                                           10 YEARS
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------------------------------------
Convertible Securities Fund                      6/17/1986     27.18%       12.13%        7.13%        5.51%        12.64%
--------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FINANCIAL STATEMENTS
May 31, 1998 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

-----------------------------------------------------------
                                        FACE       MARKET
                                      AMOUNT       VALUE*
CONVERTIBLE SECURITIES FUND            (000)        (000)
-----------------------------------------------------------
CONVERTIBLE BONDS (69.1%)
-----------------------------------------------------------
AUTO & TRANSPORTATION (3.4%)
   Magna International Inc.
    4.875%, 2/15/2005                 $2,300      $ 2,579
   MascoTech Inc.
    4.50%, 12/15/2003                  1,915        1,834
   Offshore Logistics Inc.
    6.00%, 12/15/2003                    500          554
   Tower Automotive Inc.
    5.00%, 8/1/2004                    1,780        1,947
                                                  ---------
                                                    6,914
                                                  ---------
CONSUMER DISCRETIONARY (19.4%)
(1)AMF Bowling, Inc.
    0.00%, 5/12/2018                  13,460        3,365
(1)Brightpoint, Inc.
    0.00%, 3/11/2018                   5,175        2,161
   CapStar Hotel Co.
    4.75%, 10/15/2004                  2,205        1,918
(1)CKE Restaurants Inc.
    4.25%, 3/15/2004                   3,575        3,275
   COREStaff Inc.
    2.94%, 8/15/2004                   3,320        3,054
   CUC International, Inc.
    3.00%, 2/15/2002                   2,740        2,725
   Equity Corp. International
    4.50%, 12/31/2004                  1,975        2,106
   Fine Host Corp.
    5.00%, 11/1/2004                   2,085        1,647
   Hilton Hotels Corp.
    5.00%, 5/15/2006                   2,120        2,319
   IMAX Corp.
    5.75%, 4/1/2003                      645          852
   Interim Services Inc.
    4.50%, 6/1/2005                    2,650        2,726
   The Interpublic Group of Cos.,
   Inc. 1.80%, 9/16/2004               3,555        3,244

   Jacor Communications, Inc.
    0.00%, 2/9/2018                    7,960        3,283
   May & Speh, Inc.
    5.25%, 4/1/2003                    1,535        1,888
   Premiere Technologies, Inc.
    5.75%, 7/1/2004                    2,180        2,205
   Scandinavian Broadcasting
    7.00%, 12/1/2004                   1,315        1,631
   Tele-Communications International
    4.50%, 2/15/2006                     815          691
                                                  ---------
                                                   39,090
                                                  ---------
CONSUMER STAPLES (1.3%)
   Rite Aid Corp.
    5.25%, 9/15/2002                   2,165        2,595
                                                  ---------


ENERGY (1.7%)
   Aker RGI ASA
    5.25%, 7/23/2002                     500          555
(1)Lomak Petroleum
    6.00%, 2/1/2007                      630          591
   Pride International, Inc.
    0.00%, 4/24/2018                   5,855        2,342
                                                  ---------
                                                    3,488
                                                  ---------
FINANCIAL SERVICES (5.4%)
   Affiliated Computer Services
    4.00%, 3/15/2005                   2,045        2,087
   Loews Corp.
    3.125%, 9/15/2007                  4,785        4,734

-----------------------------------------------------------
                                        FACE       MARKET
                                      AMOUNT       VALUE*
                                       (000)        (000)
-----------------------------------------------------------
   National Data Corp.
    5.00%, 11/1/2003                     740          734
(1)Security Capital U.S. Realty
    2.00%, 5/22/2003                   4,055        3,297
                                                  ---------
                                                   10,852
                                                  ---------
HEALTH CARE (11.0%)
   ALZA Corp.
    5.00%, 5/1/2006                      900        1,262
   Assisted Living Concepts, Inc.
    6.00%, 11/1/2002                   1,995        1,963
   Aviron
    5.75%, 4/1/2005                    2,350        2,556
(1)Centocor, Inc.
    4.75%, 2/15/2005                   2,820        2,957
(1)Concentra Managed Care, Inc.
    4.50%, 3/15/2003                   1,660        1,444
   ESC Medical Systems Ltd.
    6.00%, 9/1/2002                    1,270        1,175
(1)Genzyme Corp.
    5.25%, 6/1/2005                      255          253
(1)Healthsouth Corp.
    3.25%, 4/1/2003                    3,565        3,583
   NCS HealthCare, Inc.
    5.75%, 8/15/2004                   1,830        1,995
   Omnicare, Inc.
    5.00%, 12/1/2007                   2,050        2,293
(1)Sepracor, Inc.
    6.25%, 2/15/2005                   2,200        2,555
                                                  ---------
                                                   22,036
                                                  ---------
MATERIALS & PROCESSING (1.8%)
(1)APP Finance VII Mauritius
    3.50%, 4/30/2003                   4,540        3,541
                                                  ---------


PRODUCER DURABLES (9.9%)
   SPACEHAB, Inc.
    8.00%, 10/15/2007                    985        1,088
   Thermo Electron Corp.
    4.25%, 1/1/2003                    3,535        3,782
(1)Thermo Fibertek Inc.
    4.50%, 7/15/2004                   2,300        2,429
   Thermo Instrument System
    4.00%, 1/15/2005                   2,875        2,911
   U.S. Filter Corp.
    4.50%, 12/15/2001                  5,065        5,432
   WMX Technologies Inc.
    2.00%, 1/24/2005                   4,425        4,209
                                                  ---------
                                                   19,851
                                                  ---------
TECHNOLOGY (10.5%)
   Advanced Micro Devices, Inc.
    6.00%, 5/15/2005                   2,270        2,060
   Amkor Technology, Inc.
    5.75%, 5/1/2003                    2,360        2,384
(1)Atmel Corp.
    0.00%, 4/15/2018                   7,230        2,232
   Cirrus Logic Inc.
    6.00%, 12/15/2003                    250          197
   ComverseTechnology, Inc.
    5.75%, 10/1/2006                   1,910        2,366
(1)Gilat Satellite Networks Ltd.
    6.50%, 6/3/2004                    1,790        1,850
   Level One Communications, Inc.
    4.00%, 9/1/2004                      345          413
   Network Associates Inc.
    0.00%, 2/13/2018                   8,620        3,750
   Tecnomatix Technologies Ltd.
    5.25%, 8/15/2004                   1,225        1,027
(1)Western Digital Corp.
    0.00%, 2/18/2018                   8,550        2,907
   Wind River Systems, Inc.
    5.00%, 8/1/2002                    1,910        1,877
                                                  ---------
                                                   21,063
                                                  ---------
UTILITIES (3.2%)
(1)Bell Atlantic Financial Services
    5.75%, 4/1/2003                    3,105        3,218
   Tel-Save Holdings, Inc.
    4.50%, 9/15/2002                   2,195        2,061
    5.00%, 12/15/2004                  1,275        1,197
                                                  ---------
                                                    6,476
                                                  ---------
OTHER (1.5%)
(1)Triarc Cos. Inc.
    0.00%, 2/9/2018                   11,050        3,122
                                                  ---------
-----------------------------------------------------------
TOTAL CONVERTIBLE BONDS
   (COST $138,818)                                139,028
-----------------------------------------------------------
                                      SHARES
-----------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (26.1%)
-----------------------------------------------------------
AUTO & TRANSPORTATION (2.5%)
-(1)Coltec Capital Trust 5.25%
      Cvt. Pfd.                       40,800        2,030
 (1)Fleetwood Capital Trust 6.00%
      Cvt. Pfd.                       43,100        2,300
-(1)Union Pacific Capital Trust 6.25%
      Cvt. Pfd.                       12,900          640
                                                  ---------
                                                    4,970
                                                  ---------
CONSUMER DISCRETIONARY (5.1%)
   Big Flower Press Trust 6.00%
    Cvt. Pfd.                          7,200          450
   Cendant Corp. 7.50% Cvt. Pfd.      59,500        2,246
   Hollinger International, Inc.
    9.75% Cvt. Pfd.                  141,100        1,922
   Kmart Financing 7.75% Cvt. Pfd.    49,100        3,483
   Metromedia International
    Group, Inc. 7.25% Cvt. Pfd.       38,100        2,134
                                                  ---------
                                                   10,235
                                                  ---------
CONSUMER STAPLES (2.5%)
-   CVS Corp. 6.00% Cvt. Pfd.         20,900        1,467
-(1)Suiza Capital Trust II
     5.50% Cvt. Pfd.                  72,000        3,492
                                                  ---------
                                                    4,959
                                                  ---------
ENERGY (2.1%)
-(1)Chesapeake Energy Corp. 7.00%
     Cvt. Pfd.                        48,000        2,226
-   El Paso Energy Capital Trust I
     4.75% Cvt Pfd.                   36,400        1,966
                                                  ---------
                                                    4,192
                                                  ---------

-----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
CONVERTIBLE SECURITIES FUND           SHARES        (000)
-----------------------------------------------------------
FINANCIAL SERVICES (3.1%)
    Conseco Finance Trust 7.00%
     Cvt. Pfd.                        63,300      $ 3,256
    Crescent Real Estate, Inc. REIT
     6.75% Cvt. Pfd.                  78,200        1,935
-(1)Innkeepers USA Trust 8.625%
     Cvt. Pfd.                        43,600        1,068
                                                  ---------
                                                    6,259
                                                  ---------
MATERIALS & PROCESSING (0.9%)
-   Owens-Illinois Inc. 4.75%
     Cvt. Pfd.                        35,300        1,853
                                                  ---------


PRODUCER DURABLES (0.5%)
    QUALCOMM Financial Trust 5.75%
     Cvt. Pfd                         21,900        1,042
                                                  ---------


TECHNOLOGY (2.0%)
-   Cellnet Data Systems 7.00%
     Cvt. Pfd.                        43,600        1,063
-(1)Lernout & Hauspie Speech
     Products N.V. 4.75% Cvt. Pfd.    54,200        3,035
                                                  ---------
                                                    4,098
                                                  ---------
UTILITIES (7.4%)
    AES Trust II 5.50% Cvt. Pfd.      42,500        2,316
    CalEnergy $3.13 Cvt. Pfd.         16,200          919
    CalEnergy Capital Trust II 6.25%
     Cvt. Pfd.                        18,800          884
-(1)IXC Communications Inc. 6.75%
     Cvt. Pfd.                        63,800        2,931
    Intermedia Communications, Inc.
     7.00% Cvt. Pfd.                  77,500        2,692
-(1)NEXTLINK Communications, Inc.
     6.50% Cvt. Pfd.                  24,700        1,189
-   Winstar Communications, Inc.
     6.00% Cvt. Pfd.                     567           24
-(1)Winstar Communications, Inc.
     7.00% Cvt. Pfd.                  76,800        3,898
                                                  ---------
                                                   14,853
                                                  ---------
-----------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
   (COST $50,540)                                  52,461
-----------------------------------------------------------
                                        FACE
                                      AMOUNT
                                       (000)
-----------------------------------------------------------
TEMPORARY CASH INVESTMENTS (10.0%)
-----------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.56%, 6/1/1998--Note F           $13,282       13,282
   5.57%, 6/1/1998                     6,891        6,891
-----------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $20,173)                                  20,173
-----------------------------------------------------------
TOTAL INVESTMENTS (105.2%)
   (COST $209,531)                                211,662
-----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                                    (000)
-----------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.2%)
-----------------------------------------------------------
Other Assets--Note C                              $ 7,455
Security Lending Collateral Payable
   to Brokers--Note F                             (13,282)
Other Liabilities                                  (4,687)
                                                  ---------
                                                  (10,514)
-----------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------
Applicable to 16,114,760 outstanding
   $.001 par value shares
   (authorized 1,000,000,000 shares)             $201,148
===========================================================

NET ASSET VALUE PER SHARE                          $12.48
===========================================================

*  See Note A in Notes to Financial Statements.

- Non-Income-Producing Security. New issue that has not paid a dividend as of May 31, 1998.

(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 1998, the aggregate value of these securities was $65,589,000, representing 32.6% of net assets.

-----------------------------------------------------------
 AT MAY 31, 1998, NET ASSETS CONSISTED OF:
-----------------------------------------------------------
                                      AMOUNT          PER
                                       (000)        SHARE
-----------------------------------------------------------
 Paid in Capital                    $184,231        $11.43
 Undistributed Net
   Investment Income                   1,055           .07
 Accumulated Net
   Realized Gains                     13,731           .85
 Unrealized Appreciation--
   Note E                              2,131           .13
-----------------------------------------------------------
 NET ASSETS                         $201,148        $12.48
===========================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------------------------------
                                                                            CONVERTIBLE SECURITIES FUND
                                                                          SIX MONTHS ENDED MAY 31, 1998
                                                                                                  (000)
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                                                  $  1,328
    Interest                                                                                      3,303
                                                                                               ---------
        Total Income                                                                              4,631
                                                                                               ---------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                                                                   407
        Performance Adjustment                                                                      178
    The Vanguard Group--Note C
        Management and Administrative                                                               246
        Marketing and Distribution                                                                   26
    Taxes (other than income taxes)                                                                   7
    Custodian Fees                                                                                   15
    Auditing Fees                                                                                     4
    Shareholders' Reports                                                                            17
    Annual Meeting and Proxy Costs                                                                    1
                                                                                               ---------
        Total Expenses                                                                              901
--------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                             3,730
--------------------------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                                  13,628
--------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES                        (2,895)
--------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $14,463
========================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

----------------------------------------------------------------------------------------------------------
                                                                            CONVERTIBLE SECURITIES FUND
                                                                        ----------------------------------
                                                                          SIX MONTHS                YEAR
                                                                               ENDED               ENDED
                                                                        MAY 31, 1998       NOV. 30, 1997
                                                                               (000)               (000)
----------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                 $    3,730          $    7,520
    Realized Net Gain                                                         13,628              16,197
    Change in Unrealized Appreciation (Depreciation)                          (2,895)                169
                                                                         ---------------------------------
        Net Increase in Net Assets Resulting from Operations                  14,463              23,886
                                                                         ---------------------------------
DISTRIBUTIONS
    Net Investment Income                                                     (4,777)             (6,451)
    Realized Capital Gain                                                    (16,111)            (16,736)
                                                                         ---------------------------------
        Total Distributions                                                  (20,888)            (23,187)
                                                                         ---------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                    22,707              43,991
    Issued in Lieu of Cash Distributions                                      18,818              20,712
    Redeemed                                                                 (23,056)            (46,022)
                                                                         ---------------------------------
        Net Increase from Capital Share Transactions                          18,469              18,681
----------------------------------------------------------------------------------------------------------
    Total Increase                                                            12,044              19,380
----------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                      189,104             169,724
                                                                         ---------------------------------
    End of Period                                                           $201,148            $189,104
==========================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                     1,826               3,549
    Issued in Lieu of Cash Distributions                                       1,618               1,761
    Redeemed                                                                  (1,862)             (3,766)
                                                                         ---------------------------------
        Net Increase in Shares Outstanding                                     1,582               1,544
==========================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

     The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the Securities and Exchange Commission beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

--------------------------------------------------------------------------------------------------------------------------
                                                                              CONVERTIBLE SECURITIES FUND
                                                                                YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED      ------------------------------------------------------------
THROUGHOUT EACH PERIOD                      MAY 31, 1998        1997         1996         1995         1994         1993
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $13.01      $13.07       $12.03       $10.94       $12.89       $11.77
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                            .25         .53          .43          .52          .53          .56
    Net Realized and Unrealized Gain (Loss)
        on Investments                               .66        1.17         1.29         1.26        (1.04)        1.03
                                                  ------------------------------------------------------------------------
        Total from Investment Operations             .91        1.70         1.72         1.78         (.51)        1.59
                                                  ------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income            (.32)       (.47)        (.54)        (.51)        (.53)        (.47)
    Distributions from Realized Capital Gains      (1.12)      (1.29)        (.14)        (.18)        (.91)         --
                                                  ------------------------------------------------------------------------
        Total Distributions                        (1.44)      (1.76)        (.68)        (.69)       (1.44)        (.47)
==========================================================================================================================
NET ASSET VALUE, END OF PERIOD                    $12.48      $13.01       $13.07       $12.03       $10.94       $12.89
==========================================================================================================================

TOTAL RETURN                                        7.90%      14.81%       14.88%       17.10%       -4.35%       13.87%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)            $201        $189         $170         $172         $175         $202
    Ratio of Total Expenses to
        Average Net Assets                          0.92%*      0.67%        0.69%        0.75%        0.73%        0.71%
    Ratio of Net Investment Income to
        Average Net Assets                          3.80%*      4.29%        3.43%        4.63%        4.68%        4.44%
    Portfolio Turnover Rate                          208%*       182%          97%          46%          52%          81%
    Average Commission Rate Paid                  $.0569      $.0593       $.0594          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value.

     2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities.

B. Oaktree Capital Management LLC provides investment advisory services to the Fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Credit Suisse First Boston Convertible Securities Index. For the six months ended May 31, 1998, the advisory fee represented an effective annual rate of 0.41% of the Fund's average net assets before an increase of $178,000 (0.18%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At May 31, 1998, the Fund had contributed capital of $12,000 to Vanguard (included in Other Assets), representing 0.1% of Vanguard's capitalization. The Fund's Directors and officers are also Directors and officers of Vanguard.

D. During the six months ended May 31, 1998, the Fund purchased $197,728,000 of investment securities and sold $200,112,000 of investment securities, other than temporary cash investments.

E. At May 31, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $2,131,000, consisting of unrealized gains of $8,477,000 on securities that had risen in value since their purchase and $6,346,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to brokers/dealers at May 31, 1998, was $12,630,000, for which the Fund held cash collateral of $13,282,000. Cash collateral received is invested in repurchase agreements.

DIRECTORS AND OFFICERS

JOHN C. BOGLE
Senior Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
     "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
       Company is the owner of trademarks and copyrights relating to the
            Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

VANGUARD FAMILY OF FUNDS

STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
   Aggressive Growth Portfolio
   Capital Opportunity Portfolio
   Global Equity Portfolio
Index Trust
   500 Portfolio
   Extended Market Portfolio
   Growth Portfolio
   Mid Capitalization Stock
     Portfolio
   Small Capitalization Growth
     Stock Portfolio
   Small Capitalization Stock
     Portfolio
   Small Capitalization Value
     Stock Portfolio
   Total Stock Market Portfolio
   Value Portfolio
Institutional Index Fund
International Equity Index Fund
   Emerging Markets Portfolio
   European Portfolio
   Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
   Energy Portfolio
   Gold & Precious Metals
     Portfolio
   Health Care Portfolio
   REIT Index Portfolio
   Utilities Income Portfolio
Tax-Managed Fund
   Capital Appreciation
     Portfolio
   Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
   U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II


MONEY MARKET FUNDS
Admiral Funds
   U.S. Treasury Money Market
     Portfolio
Money Market Reserves
   Federal Portfolio
   Prime Portfolio
Municipal Bond Fund
   Money Market Portfolio
State Tax-Free Funds
   (CA, NJ, NY, OH, PA)
Treasury Money Market Portfolio


BOND FUNDS
Admiral Funds
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term U.S. Treasury
     Portfolio
Bond Index Fund
   Intermediate-Term Bond
     Portfolio
   Long-Term Bond Portfolio
   Short-Term Bond Portfolio
   Total Bond Market Portfolio
Fixed Income Securities Fund
   GNMA Portfolio
   High Yield Corporate Portfolio
   Intermediate-Term Corporate
     Portfolio
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term Corporate
     Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term Corporate
     Portfolio
   Short-Term Federal Portfolio
   Short-Term U.S. Treasury
     Portfolio
Municipal Bond Fund
   High-Yield Portfolio
   Insured Long-Term Portfolio
   Intermediate-Term Portfolio
   Limited-Term Portfolio
   Long-Term Portfolio
   Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
   (CA, FL, NJ, NY, OH, PA)


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Horizon Fund
   Global Asset Allocation
     Portfolio
LifeStrategy Portfolios
   Conservative Growth
     Portfolio
   Growth Portfolio
   Income Portfolio
   Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
   Balanced Portfolio
Wellesley Income Fund
Wellington Fund

Q822-5/1998

(C) 1998 Vanguard Marketing
Corporation, Distributor.
All rights reserved.



[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.